UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 12, 2011

CROSSTEX ENERGY, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

2501 CEDAR SPRINGS
DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2011, Crosstex Energy, L.P. (the “Registrant”) announced the promotion of two members of the management team of Crosstex Energy GP, LLC, the Registrant’s general partner. William W. Davis, currently Executive Vice President and Chief Financial Officer of Crosstex Energy GP, LLC, was appointed to the newly created position of Executive Vice President and Chief Operating Officer, effective as of August 12, 2011. Michael J. Garberding, currently Senior Vice President of Business Development and Finance of Crosstex Energy GP, LLC, was appointed to Senior Vice President and Chief Financial Officer, effective as of August 12, 2011.

In connection with his appointment as Executive Vice President and Chief Operating Officer, Mr. Davis received a restricted unit award for 12,217 common units representing limited partner interests in the Registrant (“Common Units”) and a restricted stock award for 18,519 shares of common stock, par value $0.01 per share (“Common Stock”), of Crosstex Energy, Inc., each of which will vest in three equal installments over three years. In connection with his appointment as Senior Vice President and Chief Financial Officer, Mr. Garberding received a restricted unit award for 18,326 Common Units and a restricted stock award for 27,778 shares of Common Stock, each of which will vest in three equal installments over three years. In addition, the compensation of Messrs. Davis and Garberding will include base salaries, bonuses, equity incentives and other benefits consistent with the treatment of other executives within the company.

The information required by Items 401(b) and (e) of Regulation S-K with respect to Messrs. Davis and Garberding is incorporated herein by reference to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission on February 25, 2011. Neither Mr. Davis nor Mr. Garberding has any relationship with, or has engaged in any transactions with, the Registrant that would require disclosure pursuant to Items 401(d) or 404(a) of Regulation S-K.

Item 7.01.                                          Regulation FD Disclosure.

On August 15, 2011, the Registrant issued a press release (the “Press Release”) announcing the promotions described above in Item 5.02 of this Current Report on Form 8-K (this “Current Report”). A copy of the Press Release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated August 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.

	By:	Crosstex Energy GP, LLC, its General Partner

Date: August 18, 2011	By:	/s/ Michael J. Garberding
Michael J. Garberding
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated August 15, 2011.